UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

ARES MANAGEMENT CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! For complete information and to vote, visit www.ProxyVote.com Control # V70363-P26424 You invested in ARES MANAGEMENT CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 6, 2025. ARES MANAGEMENT CORPORATION 2025 Annual Meeting Vote by June 5, 2025 11:59 PM ET Get informed before you vote View the 2024 Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 6, 2025 11:00 AM, EDT Virtually at: www.virtualshareholdermeeting.com/ARES2025

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

ARES MANAGEMENT CORPORATION

2025 Annual Meeting
Vote by June 5, 2025
11:59 PM ET

	Voting Items	Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Michael J Arougheti	For
1b.	Ashish Bhutani	For
1c.	Antoinette Bush	For
1d.	R. Kipp deVeer	For
1e.	Paul G. Joubert	For
1f.	David B. Kaplan	For
1g.	Michael Lynton	For
1h.	Eileen Naughton	For
1i.	Dr. Judy D. Olian	For
1j.	Antony P. Ressler	For
1k.	Bennett Rosenthal	For
2.	The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our 2025 fiscal year.	For
3.	Approval, on a non-binding, advisory basis, of the compensation paid to our named executive officers for our 2024 fiscal year.	For
4.	To recommend, on a non-binding, advisory basis, the frequency of future advisory votes to approve, on a non-binding, advisory basis, the compensation paid to our named executive officers.	3 Years

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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